EXHIBIT 99.1

REDEFINED
BUILDING VALUE IN UNCONVENTIONAL RESOURCES
Rosetta Resources Inc.
Second Quarter 2012
Earnings Review

August 8, 2012

• Opening Comments Randy Limbacher
• Financial Update John Hagale
• Operations Update Jim Craddock
• Asset Development Update John Clayton
• Closing Remarks Randy Limbacher

Earnings Call Agenda

Long-term strategy based on three elements:
 • Develop existing Eagle Ford production base
 • Invest cash flow into acquisitions in lower-risk plays
 • Expose 10% of annual capital to higher-risk new ventures
Strong second quarter performance led by:
 • Successful down spacing in Gates Ranch and highly economic recoveries in new Eagle Ford areas
 • Lower unit costs at drill bit and field operations
 • Strong preliminary year-end reserve replacement estimate of
 450%

Overview - Randy Limbacher

• Net income growth reflects increased production, more favorable commodity mix and unrealized gain on derivative activities
• Liquids sales generated 83% of revenues*
• Operating cost improvements reflect lower total LOE, DD&A, and production taxes
• Unit T&T costs expected to trend slightly lower in second half with increasing Karnes Trough production
• Strong cash position of $60.1 million; current debt-to-cap ratio of
 30%
• Revised annual cost guidance reflects narrowed ranges and
 slightly higher costs

Financial Update - John Hagale
*Including the effects of realized derivatives

	2012 Full Year
	(Guidance Range)
Direct Lease Operating Expense	$ 2.15	-	$ 2.20
Workover Expenses		-
Insurance	0.10	-	0.11
Ad Valorem Tax	0.75	-	0.85
Treating and Transportation	3.85	-	4.25
Production Taxes	1.20	-	1.25
DD&A	11.30	-	12.00
G&A, excluding Stock-Based Compensation	3.60	-	4.00
Interest Expense	1.90	-	1.95

Expense Guidance

• Spent $171 million in second quarter 2012 capex; drilled 20 gross wells with 100% success rate and completed 15
• Averaged quarterly production of 33,400 Boe/d; 59 percent liquids
• Operated five rigs, two in Gates Ranch, two in Karnes Trough, and one at Briscoe Ranch
• Ramping up activity in oil-rich Klotzman area; newly-constructed oil terminal placed in service in late July
• Completed two horizontal wells in the Southern Alberta Basin
• July production averaged 35 MBoe/d; 61 percent liquids
• Reaffirmed 2012 production guidance: 35 - 38 MBoe/d

Operations Update - Jim Craddock

MBOE/d
Eagle Ford
Other
Non-Core
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
20.7
22.4
24.0
24.5
25.9
26.8
25.6
32.0
33.8
33.4
35 - 38
39 - 44
13.2
6.4
1.1
12.3
5.2
4.9
10.8
5.0
8.2
8.6
4.6
11.3
6.7
4.3
14.9
1.5
3.7
21.6
3.9
21.7
4.6
27.4
3.4
30.4
1.2
32.2
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
2012 Guidance
2012 Exit Rate

Quarterly Production Performance
% Liquids: 14 19 24 29 33 46 51 49 52 59 60 61

• Gates Ranch Down-Spacing
 • Pilot well spacing of 50 to 65 acres operating without interference
 • Decision to develop on 475-foot well spacing (55-acre effective spacing)
 • Full development with 428 horizontal wells; 356 remain to be completed
 • Average EUR of 1.7 MMBoe gross per well; 100% incremental reserves
• Non-Gates Ranch Type Curves
 • Briscoe Ranch EUR of 890 MBoe gross per well; 68 total locations
 • Klotzman (Karnes Trough area) EUR of 665 MBoe gross per well
• Suspended Southern Alberta Basin program
 • Completed five of seven horizontal wells
 • Results below targeted type curve

Asset Development Update - John Clayton

COMPLETION ACTIVITY Q2 2012
COMPLETION PRIOR TO Q2 2012

Gates Ranch

Summary
• 26,500 net acres in Webb County
• 72 completions as of 6/30/2012
• 356 well locations remaining under current
 spacing assumptions
Average Well Characteristics
• Spacing: 475 feet apart or 55 acres
• Composite EUR: 1.67 MMBoe
• Condensate Yield = 64 Bbls/MMcf
• NGL Yield = 100 Bbls/MMcf
• Shrinkage = 20%
• Mix: Oil 21%, NGLs 34%

Briscoe Ranch Daily Production
P50 Type Curve - 893 MBOE
24% Oil / 36% NGLs
Daily Equivalent Oil Production(BOED)
10,000
1,000
100
0
50
100
150
200
250
300
350
400
Days

10

Briscoe Ranch Type Curve

Klotzman Daily Production

P50 Type Curve - 665 MBOE
68% Oil / 13% NGLs
10000
1000
100
Daily Equivalent Oil Production (BOED)
0
50
100
150
200
250
300
350
400
Days

11

Klotzman Type Curve

Gates Ranch (75% NRI)	Briscoe Ranch (81.3% NRI)	Central Dimmit (75 – 77% NRI)	Karnes Trough (75 – 80% NRI)	Undelineated Acreage* (75 – 77% NRI)	Encinal (75 – 77% NRI)	Total
Drilling rig activity	2	1	1	1	0		5
Wells completed	72	1	4	10	0	4	91
Current Well Spacing	55	50	60	60	60 - 75	80	50 - 80
Remaining locations*	356	67	123	12	167	171	896
Capital remaining	$2.8B	$0.5B	$1.0B	$0.1B	$1.3B	$1.4B	$7.1B
Rig years (16 wells per year)	22	4	8	1	10	11	56
Years remaining (60 wells per year)							15

Eagle Ford Inventory
+/- 900 net wells remaining as of 6/30/2012
* Denotes roughly 10,000 net acres in the liquids window of the play in Webb (~3,000), LaSalle (~3,500), and Gonzales (~3,000) counties.

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility;
derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder);
uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance;
potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions
(including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

Forward-Looking Statements and Terminology Used

For filings reporting year-end 2011 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the
Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.

Forward-Looking Statements and Terminology Used (cont.)